UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  January  19,  2005
                                                         ------------------

                         ALPHA WIRELESS BROADBAND, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                     0-20259                33-0845463
         ------                     -------                ----------
(State or other jurisdiction      (Commission            (IRS Employer
   of incorporation)              File Number)         Identification No.)

10120 South Eastern Avenue, Suite 200, Henderson, Nevada          89052
--------------------------------------------------------          -----
(Address of principal executive offices)                        (Zip Code)

                                  775-588-2387
                                  ------------
               Registrant's telephone number, including area code

                                      None
                                      ----
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))


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Section 1-Registrant's  Business  and  Operations
-------------------------------------------------

Item  1.01  Entry  into  a  Material  Definitive  Agreement.

On or about January 18, 2005, Seamless Peer 2 Peer, Inc. ("Seamless, Inc."), a subsidiary of the Registrant, Alpha Wireless Broadband, Inc. ("AWBI") entered into an Asset Purchase Agreement whereby Seamless, Inc. will acquire the assets of Seamless P2P, LLC (the "LLC").

In exchange for all the assets of Seller, Purchaser will deliver the equivalent of Seven Hundred Thousand ($700,000) of "AWBI" Preferred Stock, Class A, and Three Hundred Thousand Dollars ($300,000) worth of "AWBI" Common Stock.

The Purchase Price for the assets of Seller which has been agreed upon at $1,000,000.00 worth of preferred and common stock from AWBI may be adjusted to either: The Minimum evaluation price of AWBI Preferred and Common Stock would be no less than $800,000 worth of Stock or the Maximum evaluation price would be no more than $1,200,000 of AWBI Preferred and Common Stock. The adjustment if it were to occur would be within the first 90 days after the close of the sale of assets. The agreed upon price will based upon the Business Appraisal, which will be completed by an "Accredited Business Appraiser" whose appraisals are in accordance with GAAP and approved by AWBI's Company Auditor.

The Asset Purchase Agreement filed herewith as Exhibit 10.0 and the description of the transaction contained herein is qualified in its entirety by reference to such exhibit.

Section  9  -  Financial  Statements  and  Exhibits
---------------------------------------------------

Item  9.01  Financial  Statements  and  Exhibits.
(a)     Financial  Statements.  None.
(b)     ProForma  Financial  Information.  None.
(c)     Exhibits.

Exhibit  No.     Description  of  Exhibit
                 ------------------------
10.0 Asset Purchase Agreement by and between Seamless P2P, LLC, a California limited liability company and Seamless Peer 2 Peer, Inc., a Nevada corporation


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha  Wireless  Broadband,  Inc.
---------------------------------
(Registrant)

January  19,  2005
------------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President
----------------------------


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